SCHEDULE 14C INFORMATION
INFORMATION STATEMENT PURSUANT TO SECTION 14 ( C ) OF THE SECURITIES EXCHANGE ACT OF 1934

CHECK THE APPROPRIATE BOX:
[ X ] PRELIMINARY INFORMATION STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14C-5(D)(2))
[ ] DEFINITIVE INFORMATION STATEMENT

THE TANTIVY GROUP, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
COMMISSION FILE NO. 0-26755

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX)
[X ] NO FEE REQUIRED.
[] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14C 5(G) AND 0-11.

1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
COMMON STOCK, $0.001 PAR VALUE

2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: 15,000,000
SHARES

3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):
BASED ON CLOSING PRICE OF COMMON STOCK ON JULY 2, 2002 OF $ 0.03 PER SHARE FOR 15,000,000 SHARES

4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION: $450,000

5) TOTAL FEE PAID: $ 41.40


[ ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.
[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT

RULE 0-11 (A) (2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF FILING.
1) AMOUNT PREVIOUSLY PAID:
2) FORM, SCHEDULE OR REGISTRATION NO.:
3) FILING PARTY:
4) DATE FILED:

TOTAL NUMBER OF PAGES:

INDEX TO EXHIBITS: PAGE 19


Preliminary Copies

THE TANTIVY GROUP, INC.
21436 North 20th Avenue
Phoenix, AZ 85027
INFORMATION STATEMENT
INTRODUCTION

We are sending you this Information Statement to describe the proposed merger ("Merger") involving The Tantivy Group, Inc. ("Tantivy") and Inform Media Group, Inc.
("Inform"). When we complete this Merger, Inform will cease to exist, become a part of Tantivy and the stockholders of Inform will become stockholders of Tantivy. When the Merger is completed the Inform stockholders will receive 1 shares of Tantivy Common Stock for each share of Inform common stock they owned before the Merger.

Upon the effective date of the Merger, Robert Klemenchuk and Roger Janssen will be elected to the Board of Directors Also upon the effective date John C. Flanders, Jr., Scott M. Manson, and Daniel Liniger will resign from the Board of Directors

Certain of Tantivy's stockholders owning approximately 52 % of Tantivy Common Stock have already approved the Merger, and the election of new members to the Board, by signing a written stockholders' consent. Because these stockholders own a majority of Tantivy's outstanding Common Stock, no further vote of Tantivy's stockholders is necessary to approve the Merger or the election of the two new directors.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Inform stockholders have approved the Merger by signing a written stockholders' consent. We cannot predict with certainty when we will complete the Merger, but we hope to complete it by the August 5, 2002. SEE "RISK FACTORS" BEGINNING ON PAGE 3 OF THIS INFORMATION STATEMENT FOR A DISCUSSION OF CERTAIN MATTERS WHICH SHOULD BE CAREFULLY CONSIDERED BY HOLDERS OF TANTIVY COMMON STOCK IN EVALUATING THE EFFECTS OF THIS MERGER ON THEIR SECURITIES.

This Information Statement is being mailed on or about July 2, 2002, to holders of record on July 2, 2002, of the shares of Tantivy Common Stock. This document is being provided to all of our stockholders as notice of these actions under Rule 14 (c) - 101 of the Securities Exchange Act of 1934, as amended.

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

ACTIONS TAKEN

         The Company, as authorized by the necessary approvals of the board of directors and stockholders owning a majority of the issued and outstanding shares of Common Stock, has done the following:

Approved giving the Company's Directors the authority to undertake a 1-5 reverse stock split

Approved the company's merger with Inform Media Group, Inc.



QUESTIONS AND ANSWERS ABOUT THE MERGER

Q. WHAT IS THE PROPOSED TRANSACTION?

A. Tantivy and Inform will combine their businesses in a merger in which Inform will be merged into Tantivy. As a result, Inform will cease to exist and the Inform stockholders will exchange their shares of Inform common stock for Tantivy Common Stock as described below.

Q. WHAT EFFECT WILL THE MERGER HAVE ON MY TANTIVY SHARES?

A. After the Merger, you will have the same number of Tantivy shares you have now as reflected after the 1-5 reverse split. However, you will have a much smaller percentage of the combined company's shares after the Merger as a result of Tantivy issuing more shares to Inform stockholders.

Q. WHAT IS THE TOTAL VALUE OF THE TRANSACTION AND WILL IT CHANGE BETWEEN NOW AND THE TIME THE MERGER IS COMPLETED?

A. Based on the closing price of the Tantivy Common Stock on the Over-the-Counter Bulletin Board and the number of shares of Tantivy Common Stock outstanding on July 2, 2002, the total value of the Common Stock that Tantivy will issue in the Merger will be approximately $450,000. The exchange ratio is a fixed exchange ratio, which means that it will not change even if the trading price of the Tantivy Common Stock changes. Therefore, the market value of the Tantivy Common Stock to be issued to the Inform stockholders in the Merger will increase or decrease as the price of the Tantivy Common Stock increases or decreases.

Q. WHY IS THERE NO STOCKHOLDER VOTE?

A. Certain of Tantivy's stockholders who own approximately 52 % of its Common Stock and an identical percentage of voting power of Tantivy On the day Tantivy and Inform signed the merger agreement for the Merger, these stockholders gave their written consent to the Merger. Their consents satisfied the stockholder approval requirements for the Merger under Nevada law, so no separate stockholder vote is necessary.

Q. WHAT IS THE TAX IMPACT OF THE MERGER ON TANTIVY STOCKHOLDERS?

A. None. Tantivy stockholders are not selling or exchanging their shares of Common Stock, so there is no taxable transaction related to their shares.

Q. AM I ENTITLED TO DISSENTER'S RIGHTS?

A. Under Nevada law, which governs Tantivy, Inform and the Merger, you may be entitled to dissenter's rights, if you can show that the Merger is unlawful or fraudulent to you or to Tantivy and you meet the other requirements of the statute.

Q. WHEN DO YOU EXPECT TO COMPLETE THE MERGER?

A. We must still satisfy a number of conditions before we can complete the Merger, but we hope to complete the Merger by August 5, 2002.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements, including (without limitation) statements concerning possible or assumed future results of operations of Tantivy and Inform set forth under "Merger -- Tantivy's Reasons for the Merger," "Inform's Reasons for the Merger,"--Factors Considered by the Tantivy Board," and those preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," or similar expressions. For those statements, Tantivy claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should understand that the following important factors, in addition to those discussed under "Risk Factors" and elsewhere in this document and in the documents incorporated in this document by reference, could affect the future results of Tantivy and Inform, and could cause those results to differ materially from those expressed in such forward-looking statements: materially adverse changes in economic conditions in the markets served by the companies; a significant delay in the expected closing of the Merger; competition from others in advertising and marketing business; failure to realize fully expected cost savings from the Merger; the ability to enter, the timing of entry and the profitability of entering new markets; greater than expected costs or difficulties related to the integration of the businesses of Tantivy and Inform; and other risks and uncertainties as may be detailed from time to time in Tantivy's public announcements and SEC filings or as may be set forth under "Risk Factors" on page 3.


TABLE OF CONTENTS



                                                          		  Page
                                                          		  ----

Introduction . . . . . . . . . . . . . . . . . . . . . . . . ..............  i
Questions and Answers About the Merger . . . . . . . . . . ............      ii
Cautionary Statement Concerning Forward-Looking Statements........ 	     ii
Summary. . . . . . . . . . . . . . . . . . . . . . . . . . . ............... 1
Risk Factors . . . . . . . . . . . . . . . . . . . . . . . ................  3
Market Price Per Share . . . . . . . . . . . . . . . . . . . ..............  5
The Companies . . . . . . . . . . . . . . . . . . . . . . ...............    5
The Merger . . . . . . . . . . . . . . . . . . . . . . . ................. . 8
No Regulatory Approval Required . . . . . . ............ . . . . . . .       10
Dissenter's Rights . . . . . . . . . . . . . . . . . . . ................ .  10
Principal Stockholders . . . . . . . . . . . . . . . . . ............... .   10
Directors, Executive Officers, Promoters and Control Persons .......         13
Executive Compensation . . . . . . . . . . . . . . . . . . ..............    15
Director and Officer Liability and Indemnification . . ........... .         16
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . ................ .  16
Where You Can Find More Information . . . . . . ........... . . . . .        17

APPENDICES

APPENDIX A    Agreement and Plan of Merger, dated as of June 10, 2002 by and between The Tantivy Group, Inc. and Inform Media Group, Inc.

APPENDIX B    Copy of Nevada Revised Statute, Sections 92A300-92A500


SUMMARY

This summary highlights selected information from this Information Statement and may not contain all of the information that is important to you. To understand the Merger fully and for a more complete description of the legal terms of the Merger, you should read carefully this entire document and the documents to which we have referred you. Except as otherwise noted, all references to Tantivy include all subsidiaries and affiliates of Tantivy and all references to Inform include all subsidiaries and affiliates of Inform. See "Cautionary Statement Concerning Forward-Looking Statements."

THE COMPANIES

The Tantivy Group, Inc.
21436 North 20th Avenue,
Phoenix, AZ 85027
(623) 773-3644

The Tantivy Group, Inc. (the Company) is a corporation, located in Phoenix, Arizona, organized under the laws of the State of Nevada for the purpose of providing management, sales, distribution, marketing, and technology services. The Company has historically provided primarily Internet and Web based technology related services and had planned to expand operations into the nutraceutical and entertainment industries.

	Segment Data:
	----------------

	Entertainment
	----------------
In November, 2001 the Company formed a wholly owned subsidiary, Tantivy Entertainment, Inc. ("Entertainment") and expanded its operations into the entertainment business. Entertainment had signed an agreement giving it the exclusive distribution rights to music recorded by the Boys Choir of Harlem. Due to the resignation of Entertainment's Managing Director, this Agreement has been terminated pursuant to the terms of that Agreement. The Company has also signed an agreement giving the Company the exclusive rights to market the Techno Boxeo Basic Video recording and the Techno Boxeo Advanced video recording, featuring Felicia Mercado. The Company has not generated any revenue from this venture and does not anticipate generating any revenue in the near future.


	Nutritional Supplements
	----------------------------
The Company was in the process of forming a wholly owned subsidiary, Tantivy Sciences, Inc., through which it planned to enter the $49 billion nutritional supplement market. In January, 2002 the Company entered into a licensing agreement with V-Tech LLC, which gave the Company the exclusive license to distribute a smoking cessation product called "Natural Smokeless". The agreement was for a five-year term with automatic annual renewals and required the Company to pay royalties to V-Tech, LLC in the amount of 20% of gross revenues from product sales, with a minimum payment of $35,000 each quarter. The Company has failed to make this minimum payment, therefore V-Tech has the option to terminate this agreement. Sciences has generated minimal revenue and does not anticipate generating any revenue pertaining to this product in the near future.

	Technology
	-------------
The Company has developed Web sites, Internet solutions, and software applications for use by its subsidiaries and outside clients. The Company has formed a wholly owned subsidiary called Tantivy Technologies, Inc. to manage the design and development of its technology services.

On May 17, 2002, the Company's subsidiary Tantivy Technologies, Inc. entered into a Definitive Agreement to merge with CyberCoaches, Inc. In such transaction, the Company will issue to the stockholders of CyberCoaches, 90% of the stock it owns in Tantivy Technologies. CyberCoaches is a recently formed entity which markets professional level coaching to entry level and experienced athletes of all ages by Coaches of top named players in professional sports. CyberCoaches is in the business of providing coaching from famous coaches or coaches that are affiliated with players that are household names. The coaching or lessons will be individualized to the specific student using state of the art coaching software and cutting edge digital media. CyberCoaches is partnering with major sports associations and brand name companies to drive consumers to take lessons with CyberCoaches. CyberCoaches consists of three main components: a communications based and information rich curriculum, a fully interactive staff of professional coaches in various sports with access to top of the line technology, and a marketing component that will drive clients to take lessons from the top professional coaches in the business. The Company is also actively seeking other new businesses to operate.

In January 2002, the Company executed an Asset Purchase Agreement for the sale of OTVnet's assets and customer files and other technology related assets of the Company with Neterprises, Inc., which has since changed their name to U.S. Digitech, Inc. This Agreement was further amended on April 26, 2002. Under the terms of the Agreement the Buyer of the technology was scheduled to make a $10,000 payment upon the execution of the Agreement, which has been received and payments of $60,000, $70,000 and $70,000 on May 25, June 25 and July 25. The Buyer has failed to make the majority of the payments due May 25 and none of the payment due June 25 and is currently in default on this agreement. Upon receipt of all the aforementioned payments, the Buyer will have all rights to the Company's technology. Until such time the Company retains ownership of such, but the Buyer has a license to use the technology. The Company will retain a license for the technology products it has developed to use for internal purposes. The Company negotiating with the buyer to resolve the default. If such is unsuccessful we will be prepared to commence litigation against Neterprises, Inc. U.S. Digitech, Inc., Paragon Polaris Strategies.com Inc. (PPSI:OTCBB) which has agreed to merge with U.S. Digitech and the officers and directors of the Buyer.

TANTIVY'S REASONS FOR THE MERGER (see page 10)

Tantivy's reasons for engaging in the Merger are to (1) increase financial resources to enhance and add to its product lines and (2) increase sales resources to better market its product lines.

INFORM'S REASONS FOR THE MERGER (see page 10)

Inform's reasons for engaging in the Merger are to have additional access to capital markets through being a publicly held company.

WRITTEN CONSENTS TO ACTIONS; TANTIVY BOARD APPROVAL (see page 8)

WE ARE NOT ASKING YOU TO VOTE ON THE MERGER.

In July, 2002, holders of approximately 52 % of Tantivy's outstanding Common Stock gave their written consents to the Merger. Their consents were sufficient for stockholder approval and no other vote is required.

The Tantivy Board believes that the Merger is in your best interests and in Tantivy's best interest. The Tantivy Board has unanimously approved the Merger.

RISK FACTORS (see page 3)

We refer you to "Risk Factors" on page 3 for a discussion of certain matters which should be carefully considered by holders of Tantivy Common Stock in evaluating the effects of the Merger on their securities, including:

- costs incurred in connection with the Merger and potential difficulties in realizing the benefits expected from the Merger in the amounts and time frames expected;
- competition;
- the dependence of the company's business on certain key personnel;
- the potential for influence by certain significant stockholders over the policies of the combined company; and
-	certain other matters.

THE MERGER

THE MERGER AGREEMENT (See page 8)

The Agreement and Plan of Merger dated as of June 10, 2002 (the "Merger Agreement"), is the legal document that governs the Merger. It is attached as Appendix A to this Information Statement and we encourage you to read it carefully.

CONDITIONS OF THE MERGER (See page 9)

The completion of the Merger depends upon meeting a number of conditions, including, among others, the following:
- 	receipt by Tantivy and Inform of Disclosure Letters from the other
- 	the absence of certain material changes in Tantivy and Inform
All of the conditions of the Merger are waivable by the other party entitled to the benefits thereof. However, Tantivy and Inform presently anticipate that the conditions to the Merger set forth in the Merger Agreement will be satisfied in time to permit the completion of the Merger on August 5, 2002.

NO REGULATORY APPROVALS REQUIRED (see page 10)

Closing of the Merger does not require any federal or state regulatory approval or compliance.

ACCOUNTING TREATMENT (see page 9)

The Merger will be accounted for as a purchase.

AMENDMENT; TERMINATION (see page 9)

The Merger Agreement may be terminated, and the Merger abandoned, only in a very limited number of circumstances, including, among others, the following:
-    	the parties' mutual agreement to terminate the Merger Agreement;
-	by Tantivy or Inform if the other party materially breaches its obligation or representations or warranties under the Merger Agreement.

RISK FACTORS

THE FIXED EXCHANGE RATIO MAKES IT DIFFICULT TO VALUE THE TRANSACTION AT THIS
TIME.

The Merger Agreement does not contain any provision for adjustment of the exchange ratio and does not provide rights of termination by either party based upon fluctuations in the per share price of Tantivy Common Stock. Therefore, the value of the consideration to be received by holders of Inform common stock upon consummation of the Merger is not presently ascertainable and will vary based upon the market price of Tantivy Common Stock at the effective time of the Merger.
Such variations may be the result of changes in the business, operations or prospects of Tantivy or Inform, market assessments of the likelihood that the Merger will be consummated, the timing thereof and the prospects for the post-Merger operations of the combined company, general market and economic conditions and other factors beyond the control of Tantivy or Inform.

WE MAY NOT REALIZE THE SYNERGIES AND OTHER INTENDED BENEFITS OF THE MERGER.

The Merger involves the integration of two companies that have previously operated independently. There can be no assurance that the companies will not encounter significant difficulties in integrating their respective operations or that the benefits expected from such integration will be realized. In addition, the achievement of the benefits expected from such integration will require the combined company to incur significant costs in connection with, among other things, network and sales force expansion. The incurrence of such costs, as well as other unexpected costs or delays, in connection with such integration, could have a material adverse effect on the combined company's business, financial condition or results of operations.
Among the factors considered by the Tantivy Board in connection with its approval of the Merger Agreement were the opportunities for revenue growth and operating cost savings that could result from the Merger. General economic conditions and other factors beyond the combined company's control may limit its ability to achieve these benefits. Accordingly, there can be no assurance as to whether or in what time frame any revenue growth or anticipated savings will be realized.

WE MAY BE UNABLE TO COMPETE SUCCESSFULLY IN A HIGHLY COMPETITIVE MARKET.

The advertising and marketing industries are highly competitive. Our competitors range from development stage companies to major domestic and international companies, many of whom have:

- 	substantially greater financial, technical, marketing and human resource
	capabilities;
- 	established relationships with their customers;
- 	name-brand recognition; and
-	established positions in the markets that we have targeted for
	penetration.
-

WE MAY HAVE DIFFICULTY OVERCOMING PROBLEMS ASSOCIATED WITH RAPID EXPANSION AND GROWTH.

As the combined company's business develops and expands, it will need to implement enhanced operational and financial systems and will likely require additional management, operational and financial resources. We cannot assure you that the combined company will successfully implement and maintain such operational and financial systems or successfully obtain, integrate and utilize the management, operational and financial resources necessary to manage a developing and expanding business in an evolving and increasingly competitive industry. Failure to implement such systems successfully or use such resources effectively could have a material adverse effect on the combined company's business, financial condition or results of operations.

WE HAVE A LIMITED OPERATING HISTORY AND HAVE MADE NO PROFIT SO FAR.

We have a limited operating history and while we are generating revenues, we have not booked any profits so far.

OUR SUCCESS DEPENDS ON ATTRACTING AND RETAINING KEY PERSONNEL.

The successful development, marketing and design of our products and services will depend upon the skills and efforts of a small group of management and technical personnel, including Robert Klemenchuk and Roger Janssen. The loss of either of our key personnel could adversely impact our ability to execute our business plan. Furthermore, recruiting and retaining qualified personnel in our industry in the future will be critical to our success and we cannot assure you that we will be able to do so. We do not maintain "key-man" life insurance policies on any of our key personnel.

WE DID NOT SEEK OR OBTAIN A FAIRNESS OPINION ON THE MERGER.

Tantivy did not receive a fairness opinion in connection with the Merger. The absence of a fairness opinion from an independent financial advisor for the Merger presents the potential that Tantivy gave more than fair value for the acquisition by merger of Inform.

WE MAY BE UNABLE TO OBTAIN THE ADDITIONAL CAPITAL NEEDED TO OPERATE AND GROW OUR BUSINESS, THEREBY REQUIRING US TO CURTAIL OR CEASE OPERATIONS.

Our capital requirements in connection with the development and expansion of our business have been and will continue to be substantial. We will require additional funds to design new products and services and to run our operations. We cannot assure that we can obtain any significant additional financing on commercially attractive terms, in a timely fashion, in sufficient amounts, or at all. If adequate funds are not available, we may have to scale back our operations, including product development and design, as well as marketing activities, all of which could cause us to lose both customers and market share and ultimately cease operations.

MARKET PRICE PER SHARE

On February 14, 2000, Tantivy's Common Stock began trading on the over-the-counter bulletin board maintained by The NASDAQ Stock Market. Previously the stock traded under our former name Digital Bridge, Inc and under our former symbol DGBI. It now trades under the symbol "TTVY." The following information sets forth for the periods indicated, the high and low bid prices for the Common Stock. Inform is a privately held company; therefore, no market information is available for its common stock. All the prices below have been adjusted to reflect the 1-20 reverse split that the Company effected March 27, 2002.

Quarter Ended                              High          Low

June 30, 2001                             $7.60	  	$1.562

September 30, 2001	       		 $11.98          $1.20

December 31, 2001                     	  $3.30          $0.92

March 31, 2002                            $1.38	         $0.20

On July 2, 2002, the most practicable date prior to the filing of this Information Statement, the Common Stock closed at $.03 on the over-the-counter bulletin board.

THE COMPANIES

THE TANTIVY GROUP, INC.

The Company was incorporated in Nevada on July 10, 1996, under the name of "Black Stallion Management, Inc."("BSM"). From July 10, 1996, until January 21, 2000, BSM had been inactive and had no significant operations. On January 21,2000, BSM entered into a Reorganization and Stock Purchase Agreement ("Purchase Agreement") with a company named Digital Bridge, Inc., pursuant to which BSM acquired 100% of the issued and outstanding common stock of Digital Bridge, Inc. The closing of the Purchase Agreement transaction occurred on January 31, 2000, and resulted in Digital Bridge, Inc. becoming a wholly owned subsidiary of BSM.

On February 14, 2000, BSM changed its name to "Digital Bridge, Inc."

In February of 2000, Digital Bridge began trading on the OTC Bulletin Board under the symbol "DGBI". In September of 2000, the company entered into a merger agreement with 24x7 Development, Inc. a Phoenix, Arizona based company seasoned in developing global, multi-lingual, high end, Web businesses. Previously, 24x7 Development was the internal development arm for GlobalNetFinancial.com (a NASDAQ traded company).

In September of 2000, Digital Bridge acquired two small technology firms. The first, OTVnet, Inc., designs and manages comprehensive online systems for unions and their associated benefit trusts. The second, N2Plus, was a B2B application service provider that developed a product that enables businesses to instantly create private labeled online e-commerce stores.

In June of 2001, the Company acquired the assets of Store Choice Corp including its website StoreChoice.com. StoreChoice.com is a Website that aggregates merchandise from a variety of retailers. The StoreChoice.com website was shut down during June, 2002.

On June 12, 2001 the Company entered into a Joint Venture for the formation of Garra Sciences, Inc. (Garra), of which we owned 32%. The Joint Venture Agreement provided that if the Company did not raise $5,000,000 within ninety days, the Joint Venture would terminate. In December, 2001 the joint venturers agreed to the dissolution of Garra Sciences, Inc.

On July 25, 2001 the Company entered into a Joint Venture for the formation of Parmula Therapeutics, Inc., of which we owned 48%. In November we received a letter from the Federal Trade Commission informing the company of actions previously taken against one of the principles of Targeted Medical Foods LLC, a 48% owner of Parmula. Such order prevented Parmula from marketing the proposed products until such time as a bond is posted with the FTC. Because of this letter the Company decided not to continue with the Parmula Joint Venture.

In November, 2001 the Company formed a wholly owned subsidiary, Tantivy Entertainment, Inc. ("Entertainment") and expanded its operations into the entertainment business. Entertainment had signed an agreement giving it the exclusive distribution rights to music recorded by the Boys Choir of Harlem. The Company also signed an agreement giving the Company the exclusive rights to market the Techno Boxeo Basic Video recording and the Techno Boxeo Advanced video recording, featuring Felicia Mercado. Due to the resignation of Entertainment's Managing Director, this Agreement has been terminated pursuant to the terms of that Agreement. The Company has also signed an agreement giving the Company the exclusive rights to market the Techno Boxeo Basic Video recording and the Techno Boxeo Advanced video recording, featuring Felicia Mercado. The Company has not generated any revenue from this venture and does not anticipate generating any revenue in the near future.

The Company was in the process of forming a wholly owned subsidiary, Tantivy Sciences, Inc., through which it planned to enter the $49 billion nutritional supplement market. In January, 2002 the Company entered into a licensing agreement with V-Tech LLC, which gives the Company the exclusive license to distribute a smoking cessation product called "Natural Smokeless". The agreement was for a five-year term with automatic annual renewals and required the Company to pay royalties to V-Tech, LLC in the amount of 20% of gross revenues from product sales, with a minimum payment of $35,000 each quarter. The Company has failed to make this minimum payment, therefore V-Tech has the option to terminate this agreement. Sciences has generated minimal revenue and does not anticipate generating any revenue pertaining to this product in the near future.

On March 27, 2002, the Company changed its name to The Tantivy Group, Inc. and also changed its trading symbol to "TTVY". On that same date the Company also effectuated a 1-20 reverse stock split.

We had provided Internet technology solutions through the business model known as "Venture Technology," in which we provide human capital in the form of a total and instant IT infrastructure in exchange for management fees and equity participation. With Venture Technology, we had served our clients as a management consultant, Internet strategy consultant, interactive marketing agency, and technology developer, all seamlessly integrated into a cohesive unit. January 2002, the Company executed an Asset Purchase Agreement for the sale of OTVnet's assets and customer files and other technology related assets of the Company with Neterprises, Inc., which has changed their name to U.S. Digitech, Inc. This Agreement was further amended on April 26, 2002. Under the terms of the Agreement the Buyer of the technology was scheduled to make a $10,000 payment upon the execution of the Agreement, which has been received and payments of $60,000, $70,000 and $70,000 on May 25, June 25 and July 25. The Buyer has failed to make the payments due May 25 and June 25 and is currently in default on this agreement. Upon receipt of all the aforementioned payments, the Buyer will have all rights to the Company's technology. Until such time the Company retains ownership of such, but the Buyer has a license to use the technology. The Company will retain a license for the technology products it has developed to use for internal purposes. The Company is currently preparing litigation against U.S. Digitech, Paragon Polaris Strategies.com, Inc (PPSI:OTCBB) which has agreed to merge with U.S. Digitech and the officers and directors of the Buyer.

Upon the completion of the aforementioned technology sale, and prior to the merger with Inform, the Company will have no active businesses to manage.

On May 17, 2002 the Company's subsidiary Tantivy Technologies, Inc. entered into a Definitive Agreement to merge with CyberCoaches, Inc. Also the Company's subsidiary OTVnet discontinued its agreement with CyberCoaches, Inc. In such transaction, the Company will issue to the stockholders of CyberCoaches, 90% of the stock it owns in Tantivy Technologies. CyberCoaches is a recently formed entity, which markets professional level coaching to entry level and experienced athletes of all ages by Coaches of top named players in professional sports. CyberCoaches is in the business of providing coaching from famous coaches or coaches that are affiliated with players that are household names. The coaching or lessons will be individualized to the specific student using state of the art coaching software and cutting edge digital media. CyberCoaches is partnering with major sports associations and brand name companies to drive consumers to take lessons with CyberCoaches. CyberCoaches consists of three main components: a communications based and information rich curriculum, a fully interactive staff of professional coaches in various sports with access to top of the line technology, and a marketing component that will drive clients to take lessons from the top professional coaches in the business. The Company is also actively seeking other new businesses to operate.

INFORM MEDIA GROUP, INC.

Inform's mission is to become the premier provider of dynamically networked digital advertising solutions that bridges online and offline marketing strategies and empowers advertising organizations to gain a competitive advantage.

Inform's vision is to first become China's largest digital media conglomerate, working with premier traditional advertising clientele and broadcasting new cutting edge digital content everywhere, in real-time. Leveraging the successful market penetration of China, Inform will expand into North America and Europe.

The Opportunity

The Internet has allowed companies to expand their sales and marketing beyond geographic boundaries, however, this industry is still extremely new and inexperience is showing itself as bankruptcies and layoffs are common news. The power and potential of the Internet, however, are not in dispute. Inform leverages the advantages of network technologies to offer the next generation of digital ads in the most effective ad platform the offline one.

No other media is as well positioned as out-of-home media to deliver messages to as many venues throughout the day, reaching active consumers on the go where they are most available to take notice. This includes traditional offline advertising. The total dollars spent on traditional advertising compared to web advertising is testament to businesses still promoting mostly through offline mediums.

The Concept

Inform will own the private proprietary network that links digital display systems delivering dynamic advertisements throughout the country. Additionally, Inform will create the content and service it to the ads displayed on any broadband platforms and devices such as gas plasma displays, jumbotrons, cell phones, cable television, newspapers, magazines, network television and in-cab elevator displays. Accessing the network from a secure remote location, national advertisers will now be able to instantly update ads with a real-time broadcast while pinpointing location and demographics. Imagine - instantly and securely changing the content on TV ads via cell phones.

Revenue Streams

Inform has identified key opportunities that will enable the Company to derive multiple revenue streams from its proprietary network. The revenue sources have been identified as being from: agency services, sale of ad space on Inform, consulting with ad clients, partnerships with retail and financial institutions to set up tailored display systems on location, training and support services, and selling licensing packages to third parties.

Marketing Strategy

Inform's marketing strategy is designed around creating a brand name and achieving a high level of recognition as the dynamic advertising solution. Inform intends to build confidence in its advertising network as a platform differentiated from and superior to traditional static outdoor or offline advertising. By partnering with one of the top international ad agencies, a roster of top international advertising clients will be targeted in all market sectors.

Competition

Online advertising is exploding, yet traditional offline advertising continues to grow and is still clearly leading the industry in revenues. However, few companies have yet to identify the opportunity of meshing the online technologies for offline advertising in public spaces utilizing a private network. Accordingly, Inform has no direct competitors and is in a position to be a leader in this space.


POST MERGER INTEGRATION OF TANTIVY AND NETERPRISES

After the Merger, Inform will continue its current lines of business. Inform will remain in its current offices in Vancouver, BC and also utilize the Company's current offices in Phoenix, AZ.

Following the merger, the company's management team will be drawn primarily from Inform. Robert Klemenchuk, the Chief Executive Officer and President of Inform will become the Chief Executive Officer and President of Tantivy along with becoming a member of the Board of Directors. Roger Janssen the Vice-President of Inform will become a Vice President of the Company. Scott M. Manson, the current President and Chief Financial Officer of Tantivy, will remain as Chief Financial Officer.

No material layoffs or staff reductions are anticipated to result from the Merger. Both companies are actively working together on a post merger operations plan.

THE MERGER

TERMS OF THE MERGER

THE DESCRIPTION OF THE MERGER AGREEMENT SET FORTH BELOW IS QUALIFIED BY REFERENCE TO THE COMPLETE TEXT OF THE MERGER AGREEMENT. A COPY OF THE MERGER AGREEMENT IS ATTACHED AS APPENDIX A TO THIS INFORMATION STATEMENT AND INCORPORATED HEREIN BY REFERENCE.

Record Date. This Information Statement has been sent to you because you are a holder of Tantivy Common Stock. The record date for the determination of your status as a holder of Tantivy Common Stock was July 2, 2002.

Exchange of Shares and Amendment to Articles of Incorporation. The Merger transaction involves an exchange of 15,000,000 shares of the Tantivy's Common Stock for 100% of the shares of Inform common stock. In the Merger, each outstanding share of Inform common stock will be converted into the right to receive 1 share of Tantivy Common Stock.

Written Consents to Actions. On June 20, 2002 Tantivy's Board of Directors and in July the holders of more than a majority (52%) of the shares of the Tantivy's issued and outstanding Common Stock approved, by written consent, the Merger Agreement and an amendment to the Articles of Incorporation.

Articles of Incorporation and By-Laws of the Surviving Corporation. The Merger Agreement provides that the Articles of Incorporation of Tantivy as in effect immediately prior to the effective time of the Merger will be the Articles of Incorporation of the combined companies after the Merger is closed. The By-laws of Tantivy as in effect immediately prior to the effective time of the Merger will be the By-laws of the combined companies after the Merger is closed.

Officers and Directors of the Surviving Corporation. The officers and directors of Tantivy after the Merger will be: Robert Klemenchuk, President, Chief Executive Officer and a Director, Roger Janssen, Vice President and a Director and Scott M. Manson, Chief Financial officer.

Representations and Warranties. The Merger Agreement includes representations and warranties by each of Tantivy and Inform as to corporate organization, standing and power; capital structure; authority to enter into the contemplated transactions and the absence of conflicts between such transactions and its organizational documents, other material contracts and applicable laws, orders and regulatory requirements; absence of certain changes or events with respect to their respective businesses; Board approvals; stockholder votes required to approve the contemplated transactions; brokers and finders; material contracts; litigation; taxes; real property and intellectual property; accounting and tax matters; and the absence of undisclosed liabilities.

Businesses of Tantivy and Inform Pending the Merger. Tantivy and Inform have agreed that, among other things, prior to the effective time of the Merger or earlier termination of the Merger Agreement, except as permitted by the Merger Agreement or as otherwise agreed by either such party in writing, each of Tantivy and Inform will, and will cause each of its respective subsidiaries to, carry on their businesses in the usual, regular and ordinary course in all material respects, and will use all reasonable efforts to preserve intact their present lines of business and preserve their relationships with customers, suppliers, distributors, creditors, lessors, employees and others having business dealings with them to the end of their ongoing businesses will not be impaired in any material respect at the effective time.

Amendment; Termination. The Merger Agreement may be amended only by a written instrument signed by both parties. The Merger agreement may be terminated, and the Merger abandoned, in the event of the parties' mutual agreement to terminate the Merger Agreement; or by Tantivy or Inform if the other party materially breaches its obligation or representations or warranties under the Merger Agreement.

Accounting Treatment The Merger will be accounted for as a purchase.

Effective Time of Merger. This Information Statement is being provided to all of our stockholders as notice of these actions and constitutes your notice of corporate action without a meeting. In addition, under Rule 14 (c) - 101 of the Securities Exchange Act of 1934, as amended, these actions will only become effective twenty (20) days after we mail this disclosure document to all of our stockholders. We expect the effective date of these actions to be approximately August 5, 2002.

THE MERGER WILL BECOME EFFECTIVE NO EARLIER THAN 20 CALENDAR DAYS AFTER THIS INFORMATION STATEMENT IS MAILED TO TANTIVY'S STOCKHOLDERS, BUT ONLY AFTER SATISFACTION OR WAIVER (AS PERMITTED) OF THE CONDITIONS TO THE MERGER CONTAINED IN THE MERGER AGREEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THE TRANSACTION

On June 10, 2002, Tantivy entered into the Merger Agreement with Inform. Pursuant to the Merger Agreement, at closing, which is expected to occur on or about August 5, 2002, Inform will be merged into Tantivy. Thereafter, Inform will cease to exist as a separate entity. On the closing date of the Merger, Inform will have 15,000,000 shares of its common stock issued and outstanding and its stockholders will receive one (1) shares of Tantivy's Common stock for each share of Inform common stock held by them. Upon closing of the Merger, the Inform stockholders will become stockholders of Tantivy. All assets and liabilities of Inform will become assets and liabilities of Tantivy following the closing of the Merger. Upon closing of the Merger and after the effectuation of a 1-5 reverse split, Tantivy will have approximately 16,000,000 shares of Common Stock issued and outstanding. Following the closing of the Merger, Tantivy's current stockholders will own approximately 6.25 % of Tantivy's Common Stock and the Inform stockholders will own approximately 93.75 % of Tantivy's Common Stock.

In connection with the Merger, Tantivy plans to appoint Robert Klemenchuk and Roger Janssen to Tantivy's Board of Directors to replace Scott M. Manson, John
C. Flanders, Jr. and Daniel Liniger who plan to resign as Directors at the time of the merger.

Closing of the Merger is subject to, among other things, the exchange of shares; filing of information prescribed under Rule 14 (c) -101 with the SEC indicating the amendment to the Articles of Incorporation, delivery of financial statements by Tantivy and Inform to each other; and delivery by Tantivy and Inform to each other of a certificate signed by the chief executive officer and chief financial officer of each company that all of the conditions to closing of the Merger have been met.

ABOUT INFORM MEDIA GROUP, INC.

Inform is a privately held company. Each Inform stockholder qualifies as an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended. The shares of Tantivy's Common Stock to be issued to the Inform's stockholders upon closing of the Merger will be issued in reliance on exemptions from registration contained in Sections 4(2) and 4(6) of the Securities Act of 1933, as amended.

Additional information about Inform will be provided in a Form 8-K reporting the closing of the Merger.

TANTIVY'S REASONS FOR THE MERGER

Tantivy's reasons for engaging in the Merger are to (1) to enhance the products and services it offers and to create value for its shareholders.

INFORM'S REASONS FOR THE MERGER

Inform's reasons for engaging in the Merger are to have additional access to capital markets through being a publicly held company.

FACTORS CONSIDERED BY THE TANTIVY BOARD

With respect to potential merger candidates, Tantivy's Board established the following criteria as guidelines in finding a suitable candidate ("Candidate"). These criteria served as a guideline, not a strict rule-set. The Candidate and its management would have:
-    a harmonious work ethic, philosophy and culture with Tantivy;
-    a successful track record;
-    strong desire to grow its business;
-    solid focus on building assets, revenue streams and stockholder value.
-

In addition, the Candidate's management would have an ability to work in a publicly traded company with all its attendant accountability.

REGULATORY APPROVAL

No federal or state approvals are required to approve the Merger.

ABSENCE OF FAIRNESS OPINIONS

Tantivy did not receive a fairness opinion in connection with the Merger. The absence of a fairness opinion from an independent financial advisor for the Merger presents the potential that Tantivy gave more than fair value for the acquisition by merger of Inform.

DISSENTER'S RIGHTS

You are entitled to dissent from the Merger and obtain payment of the fair value of your shares of Tantivy Common Stock; however, you may not challenge the Merger unless the Merger is unlawful or fraudulent with respect to you or Tantivy. In the event that you believe the Merger is unlawful or fraudulent with respect to you or Tantivy, you must send your demand for payment to Tantivy at 21436 North 20th Avenue, Phoenix, AZ 85027 so that it is received by Tantivy within the statutory time frame. You must submit your stock certificates to Tantivy duly endorsed for transfer, with your signature guaranteed by a bank or stock brokerage firm. Your stock certificates will be held by us from the date we receive them until the determination of the "fair value" (as defined in NRS 92A.320), which could take several months.

In order to be entitled to exercise your dissenter's rights, you must prove that you acquired your shares of Tantivy Common Stock prior to the date this Information Statement was mailed to you or announced to the public.

A copy of Nevada Revised Statutes, 92A.300 to 92A.500, inclusive, is attached to this Information Statement as Appendix B.

PRINCIPAL STOCKHOLDERS

As of July 2, 2002, there were approximately 6,061,000 shares of Tantivy's Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote. There is no cumulative voting of shares of Common Stock and stockholders have no preemptive rights. Tantivy has never paid dividends on its common Stock and does not intend to in the future.

The following table sets forth as of July 2, 2002, certain information with respect to all persons or groups known by management to be record or beneficial owners of more than 5% of the Tantivy's outstanding Common Stock, by each director and by all directors and officers as a group. Except as indicated in the footnotes to the following table, the listed stockholders hold sole voting and investment power over their respective shares. No shares of preferred stock have been issued or are outstanding.

Name And                          			No. Of Percentage
Address                        			        Shares Owned
Ownership
-------------------------------------------             -------------
John C. Flanders, Jr. (1)        			1,342,103 22.14%
20235 North 70th Drive
Glendale, AZ 85308
Chief Executive Officer
And a Director

Scott M. Manson                   			   517,329 8.54%
6962 East Quail Track Drive
Scottsdale, AZ 85262
President, Chief Financial Officer
Treasurer, Secretary and a Director

Daniel Liniger						   131,057 2.16%
809 Fifth Avenue
Phoenix, AZ 85003
Director

M & A West, Inc.                 			   458,147 7.56%
1519 Edgewood
Liberty, TX 77575
   Stockholder

Seth D. Heyman
4472 Vereda Mar de Ponderosa, Suite B                      333,916 5.51%
San Diego, CA 92130
Former Vice President
Secretary and a Director

David E. Wise
1600 Glorietta Blvd
Coronado, CA 92118				           461,000 7.61%
Stockholder

All Officers And Directors,
As A Group (three)					 1,990,489 32.84%


(1) Mr. Flanders has direct ownership of 1,292,103 shares of Digital Common Stock and indirect beneficial ownership of the 50,000 shares of Digital Common Stock owned by DotCom Stables, Inc.

The following table sets forth certain information with respect to all persons or groups known by management whom we expect upon closing of the Merger will be the record or beneficial owners of more than 5% of Tantivy's outstanding Common Stock, by each post-Merger director and executive officer of Tantivy and by all post-Merger directors and officers as a group after taking into account the 1-5 reverse split to be effectuated prior to the Merger. No preferred stock will be outstanding after the Merger.


Name And
								No. Of
								Percentage
Address								Shares Owned
Ownership
-------------------------------------------  			-------------

Scott M. Manson    (1)               			        853,466  5.26%
6962 East Quail Track Drive
Scottsdale, AZ 85262
Chief Financial Officer

Robert Klemenchuk			        		1,000,000 6.17%
302 - 1285 West Pender St.
Vancouver, BC V6C 4B1
Chief Executive Officer
President and Director

Roger Janssen							750,000   4.63%
403 Kenkirk PL.
Burlington, WA 98233
Vice President and Director

All Officers And Directors,
As A Group (three)					      2,603,466  16.06%

** - Less than 1%

(1) Mr. Manson has direct ownership of 103,466 shares of Tantivy Common Stock and indirect beneficial ownership of the 750,000 shares of Tantivy Common Stock owned by Diane E. Black, his spouse.

LEGAL PROCEEDINGS

There are no legal proceedings to which Inform or any current or expected post-Merger director, officer or affiliate of Tantivy, any owner of record or beneficially of more than five percent of Tantivy's Common Stock, or any associate of the foregoing, is a party adverse to Tantivy or Inform or any of their subsidiaries or has a material interest adverse to Tantivy or Inform or any of their subsidiaries.

Tantivy is a party to the following lawsuits:

1.	Digital Bridge, Inc. v S & W Consulting, Inc. et al filed February, 2002 in the United States District Court, District of Phoenix. We are asking for unspecified damages for breach of contract, fraud et. al. arising out of a block stock purchase that Defendants did not pay for in full. Defendants have filed an answer and counterclaims in the suit, which we intend to vigorously contest. While management, including internal counsel, currently believes that the ultimate outcome of this proceeding will not have a material adverse effect on our financial position or overall trends in results of operations, litigation is subject to inherent uncertainties.

2.	Creditors Adjustment Bureau, Inc., v Digital Bridge, Inc. filed April,
2002 in Superior Court of California, County of Los Angeles. The plaintiff, as assignee, is seeking damages in the amount of approximately $32,000 plus pre-judgment interest, attorney's fees and court costs for breach of contract for legal services allegedly supplied to Digital Bridge, Inc. by the Law Firm of Arter & Hadden. We plan to file an answer and counterclaims in the suit and we intend to vigorously contest it. While management, including internal counsel, currently believes that the ultimate outcome of this proceeding will not have a material adverse effect on our financial position or overall trends in results of operations, litigation is subject to inherent uncertainties. Substantially of the amount claimed in this lawsuit has been accrued in the financial statements

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH
SECTION 16(a) OF THE EXCHANGE ACT

Directors, Executive Officers, Promoters and Control Persons
----------------------------------------------------------------------------

The officers, directors, nominees and control persons of Tantivy are as follows:


Name                                     Age            	Position
Held Office Since
---------------------------------      -------           -------------------


John C. Flanders, Jr.             	33              	Chief Executive
								Officer
9/20/00
								Director
                                                                9/20/00

Scott M. Manson                  	42              	President
1/8/01
                                                                Chief Financial
                                                                Officer
                                                                1/8/01
                                                                Treasurer
                                                                1/8/01
			                    			Secretary
			                    			5/7/02
                                                                Director
                                                                6/21/01

Daniel Liniger		  		48              	Director
1/15/02



All Tantivy directors are elected for one-year terms. All officers serve at the pleasure of the Board of Directors, which shall hold annual elections for such offices. There are no arrangements, understandings or contractual obligations between Tantivy and any other person requiring the nomination or election of any person Tantivy's Board of Directors or to any corporate offices.

John C. Flanders, Jr. was elected to the offices of Chief Executive Officer and Director on September 20, 2000, following the acquisition by Digital of 24x7. Prior to assembling the Digital Bridge portfolio of companies, Mr. Flanders served as CTO of GlobalNet Financial.com, Inc. (Nasdaq: GLBN). Mr. Flanders currently sits on several Company Boards, including WiseCapital, Inc. and Searchhound.com, Inc (OTC: SRHN). Prior to joining GlobalNetFinancial, Mr. Flanders was founder and CEO of CyberJunction.com Online, a leading nationwide developer network. Before launching CyberJunction, Mr. Flanders was Vice President of Sales and Marketing for eMergingMedia, Inc., a San Francisco based Interactive Agency, and he also worked with several other technology companies. Prior to joining the technology industry, Mr. Flanders served as President and COO of Flanders, Brunetti and Flanders Investment Management, Inc.

Scott M. Manson was elected to the offices of Chief Financial Officer, President and Treasurer on January 8, 2001. He was elected to the Board of Directors on June 21, 2001. Mr. Manson is a CPA and Attorney at Law. Mr. Manson has over 15 years of financial and legal experience with publicly held and emerging growth companies. Most Recently Mr. Manson was Chief Financial Officer and General Counsel of FTM Media, Inc. a NASDAQ listed provider of internet services to the radio industry. He previously was CFO of Imaging Management Associates, a NASDAQ listed owner and operator of diagnostic imaging centers. In addition Mr. Manson was one of the founders of both "MagazineWeek" and Health New England, the first for profit HMO in the state of Massachusetts. Mr. Manson also serves on the Board of Directors or Advisory Boards of Hardwood Media, Inc., Sivilian Entertainment Group, Inc., Internet Business Centers, Inc. and Morris Street Productions, Inc. Mr. Manson received a Juris Doctor from Hofstra University School of Law and a B.B.A cum laude in Accounting from Hofstra University.

Daniel Liniger was appointed to our Board of Directors on January 15, 2002, following the resignation of Kenneth Paganini. Mr. Liniger is a mortgage banker presently affiliated with Keystone Mortgage and Investment Company.


Section 16(a) Beneficial Ownership Reporting Compliance
-----------------------------------------------------------------------

Based solely upon Digital's review of Forms 3, 4 and 5 and amendments thereto furnished to Digital under Rule 16a-3(a), except for the persons indicated below, during the fiscal year preceding the filing of this Annual Report, Digital is not aware of any person who was a director, officer or beneficial owner of more than ten percent of Digital's Common Stock and who failed to file reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, in a timely manner.

Post-Merger Officers and Directors

If the Merger is consummated, the officers and directors of Tantivy immediately following the Merger will be:

Robert Klemenchuk    37   President, Chief Executive Officer and a Director

Roger Janssen        39   Vice President and a
Director

Scott M. Manson      42	  Chief Financial Officer

Robert Klemenchuk - Mr. Klemenchuk has been the President of Inform Media Group, Inc.
(and its predecessor) since October 1999. Mr. Klemenchuk has also been the president of Radical Blue Interactive Inc. since 2000. Between 1996 and 2000 Mr. Klemenchuk was the president of Form Media Technologies Inc. Radical Blue Interactive Inc. and Form Media Technologies, Inc. are both all-media design and technology development firms. Mr. Klemenchuk brings with him special expertise in both offline and online media technologies such as cutting-edge rich interactive media for the Internet, Intranets and Extranets, CD-ROM's, and Web-ROMS, Kiosks and Interactive TV. With an education in design, Mr. Klemenchuk also has over fifteen years experience in the media and communications field.

Roger Janssen - Mr. Janssen has over twenty years of experience in the manufacturing industry. For the past fourteen years, he has owned and operated his own business in the greater Seattle area. The list of his clients include;
Boeing, Microsoft, Starbucks Corporation, Precor and Eldec.   Mr. Janssen has
consulted six manufacturing companies during their start up phase all the way thru to early production. With focus on procurement excellence, Mr. Janssen has traveled internationally as a manufacturing consultant. He has been active for 18 years in various college and skill center programs in the manufacturing sector, serving as President of the Sno-Isle Skills Center advisory committee. He is currently the president of Modern MFG Services Inc. (OTCBB:MMFS) a publicly held manufacturing based company headquartered in Seattle Washington.

Tantivy is not aware of any family relationships between any director, executive officer or person nominated or chosen to become a director or executive officer.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid to the Officers of Tantivy. No other executive officer or director of Tantivy received total annual salary and bonuses in excess of $100,000 during the fiscal year ended June 30, 2001:

The following table sets forth the compensation paid to the following officers of the Company who received total annual salary and bonuses in excess of $100,000 during the fiscal year ended June 30, 2001:


SUMMARY COMPENSATION TABLE
			Annual compensation		Long-Term Compensation
							Awards		Payouts
Name								Securities
And					Other	Restricted	Underlying   All
Principal 				Annual	Stock	      Options LTIP Other
Position	Year	Salary	Bonus	compensation	Awards	Sars Payouts Com
			$	$	$	$	$	#	$     $

John C. Flanders, Jr. CEO
		6/30/01	262,500	325,000	0	0     1,000,000 0     0	00
Scott M. Manson, President
		6/30/01	150,000	325,000	0	0     1,000,000 0     0	0
Seth D. Heyman, EVP
		6/30/01	150,000	200,000	0	0     1,000,000 0     0	0



-------------------

     As of June 30, 2002, no management personnel were receiving annualized compensation in excess of $100,000 per year:

			OPTION/SAR Grants in Last Fiscal Year

			% of
	Number of 	Total Options/
	Securities	Sars
	Underlying	Granted to	Exercise
	Options/	Employees	or		Expiration
	Sars		in Fiscal	Base Price	Date
Name	#		Year		$/Sh

John C. Flanders, Jr. CEO
	1,000,000	18.10%		$0.08		January 1, 2011
Scott M. Manson, President
	1,000,000	18.10%		$0.08		January 1, 2011
Seth D. Heyman, EVP
	1,000,000	18.10%		$0.08		January 1, 2011

		Aggregated OPTION/SAR Exercises in Last Fiscal Year
		and FY-End Option/SAR Values
					Number of
					Securities
					Underlying	Value of
					Unexercised	Unexercised
					Options/	In-the Money
					Sars at	Options/SARS at
	Shares 				FY-end (#)	FY-End ($)
	Acquired	Value		Exercisable/	Exercisable/
Name	or Exercised ($)Realized ($)	Unexercisable	Unexercisable

John C. Flanders, Jr. CEO
	0		0		0/1000000		0/0
Scott M. Manson, President
	0		0		0/1000000		0/0
Seth D. Heyman, EVP
	0		0		0/1000000		0/0

DIRECTOR AND OFFICER LIABILITY AND INDEMNIFICATION

The Nevada Domestic Corporation Laws ("NDCL") permit a Nevada corporation to indemnify a director, officer, employee or agent for judgments or settlements, as well as expenses in the context of third-party actions, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the corporation, or in the case of a criminal action, had no reasonable cause to believe his conduct was unlawful.

The NDCL grants express authority to a Nevada corporation to purchase and maintain insurance for director and officer liability. Such insurance may be purchased for any officer, director, employee or agent, regardless of whether that individual is otherwise eligible for indemnification by the corporation.

Article VIII of Tantivy's Articles of Incorporation provides that a director or officer of shall not be personally liable to Tantivy or its stockholders for damages for breach of fiduciary duty as a director or officer, except for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, and provides that any modification or repeal of Article VIII shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of Tantivy for acts or omissions prior to such repeal or modification.

Article IX of Tantivy's Articles of Incorporation provides that every person who was or is a party, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is the legal representative, is or was a director or officer of Tantivy, or is or was serving at the request of the Tantivy as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith.

Tantivy's By-laws contain similar, redundant provisions regarding indemnification in Article VII of the By-laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers or persons controlling Tantivy pursuant to the provisions of its Articles of Incorporation or By-laws, Tantivy has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

MISCELLANEOUS
SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Based solely upon Tantivy's review of Forms 3, 4 and 5 and amendments thereto furnished to Tantivy under Rule 16a-3 (a), during the fiscal year preceding the filing of this 14C, Tantivy is not aware of any person who was a director, officer or beneficial owner of more than ten percent of Tantivy's Common Stock and who failed to file reports required by Section 16 (a) of the Securities Exchange Act of 1934, as amended, in a timely manner.

STANDING AUDIT, NOMINATING AND COMPENSATION COMMITTEES
The Board of Directors has no standing audit, nominating or compensation committees or committees performing similar functions.

INFORMATION RELATING TO BOARD OF DIRECTOR MEETINGS
Tantivy presently has three Directors. The Board of Directors held three meetings during the preceding fiscal year and all directors were attendance at each such meeting.

WHERE YOU CAN FIND MORE INFORMATION
Tantivy is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by Tantivy can be inspected and copied at the public reference facilities at the SEC's office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at the SEC's Regional Office at Seven World Trade Center, Suite 1300, New York, New York 10048, and at the SEC's Regional Office at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C., at prescribed rates. Such reports, proxy statements and other information concerning Tantivy can also be inspected and copied at the offices of The National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006. Such material may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.

DOCUMENTS INCORPORATED BY REFERENCE
The SEC allows Tantivy to "incorporate by reference" information into this Information Statement, which means that Tantivy can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered part of this Information Statement, except for any information superseded by information contained directly in this Information Statement or in later filed documents incorporated by reference in this Information Statement.
This Information Statement incorporates by reference the documents set forth below that Tantivy previously filed with the SEC. These documents contain important information about Tantivy and its finances.

TANTIVY'S SEC FILINGS (FILE NO. 0-26755)

Form 10-KSB Annual Report for the Annual Period Ended June 30, 2001
Form 10-QSB Quarterly Report for the Annual Period Ended September 30, 2001 Form 10-QSB Quarterly Report for the Annual Period Ended December 31, 2001 Form 10-QSB Quarterly Report for the Annual Period Ended March 31, 2002

You may obtain copies of them by requesting them in writing or by telephone from Tantivy at the following address:

The Tantivy Group, Inc.
21436 North 20th Avenue
Phoenix, AZ 85027
(623) 773-3644

FORWARD-LOOKING STATEMENTS

Except for historical information contained herein, this disclosure statement contains forward-looking statements that involve risks and uncertainties which may cause actual results to differ materially from the statements made and other risks listed from time to time in Tantivy's SEC filings. These forward-looking statements represent Tantivy's judgment as of the date of this document and Tantivy disclaims any intent or obligation to update these forward-looking statements.

Dated:   July 2, 2002                    THE TANTIVY GROUP, INC.


                                           /s/ Scott M. Manson
                          		-----------------------
			   		Scott M. Manson, President


INDEX TO EXHIBITS

EXHIBIT NO. 	PAGE NO.             DESCRIPTION OF EXHIBIT

2.4               A-1               Agreement and Plan of Merger dated as of
				    June 10, 2002 by and between The Tantivy
				    Group, Inc. and Inform Media Group, Inc.

20.1              C-1               Copy of Section of Nevada Revised Statutes,
				    Chapter 92A300-   92A500


EXHIBIT 2.4

AGREEMENT AND PLAN OF MERGER
BY AND BETWEEN
THE TANTIVY GROUP, INC.
AND
INFORM MEDIA GROUP, INC.

THIS AGREEMENT AND PLAN OF MERGER ("Agreement"), is dated as of June 10 2002, by and between The Tantivy Group, Inc., ("Tantivy") a Nevada corporation whose address is 21436 North 20th Avenue, Suite 4, Phoenix, Arizona 85027, such corporation being herein sometimes called the "Surviving Corporation," and Inform Media Group, Inc. ("Inform Media Group"), a Nevada corporation whose address is 355 Burrard Street, Suite 200, Vancouver, British Columbia V6C 2G8 such corporation being herein sometimes called the "Disappearing Corporation," with Tantivy and Inform Media Group being herein sometimes collectively called the "Constituent Corporations." This agreement replaces all preceding agreements.


SECTION 1. NAME OF SURVIVING CORPORATION; ARTICLES OF INCORPORATION AND BY-LAWS; BOARD OF DIRECTORS; OFFICERS

1.1 	Name of Surviving Corporation.  The corporation which shall survive the merger ("Merger") contemplated hereby is The Tantivy Group, Inc., a Nevada corporation. However, immediately following the Effective Time (as defined in Section 3.2 hereof), the name of the Surviving Corporation shall be changed to "Inform Media Group, Inc."

1.2 	Articles of Incorporation and By-laws:  The articles of incorporation
(as defined in Chapter 78 of the Nevada Revised Statutes) and the by-laws of Tantivy as in effect at the Effective Time (as defined in Section 3.2 hereof) shall from and after the Effective Time be the articles of incorporation and the by-laws of the Surviving Corporation until they are amended.

1.3 	Board of Directors and Officers:  The directors and officers of Inform
Media Group, Inc. as of the Effective Time shall be the directors and the officers of the Surviving Corporation, each to serve, in each case until his respective successor shall have been elected and qualified; provided, however, that Scott M. Manson shall be appointed to serve, at his discretion, as Chief Financial Officer of the Surviving Corporation at the closing of this transaction until such time as substantially all of the pre merger liabilities are satisfied.

1.4	Employees and Consultants: All employees of Inform Media Group shall remain employees of the Surviving Corporation following the Effective Time, at the sole discretion of the directors and officers of the Surviving Corporation.


SECTION 2.     STATUS AND CONVERSION OF SECURITIES

2.1	Stock of Disappearing Corporation:

(a)	Inform Media Group Common Stock.  Each share of common stock, par value
$0.001 per share, of Inform Media Group ("Inform Media Group Common Stock") outstanding at the Effective Time shall, subject to compliance with Section 2.1(d), be converted into and exchanged for one (1) share of common stock, par value $ 0.001 per share, of Tantivy ("Tantivy Common Stock"), except that shares of Inform Media Group Common Stock held in Inform Media Group's treasury at the Effective Time, if any, shall be cancelled.

(b)	Dissenter's Rights.  Notwithstanding Section 2.1(a), no share of Tantivy
Common Stock shall be issued in respect of any shares of Inform Media Group Common Stock, the holders of which shall object to the Merger in writing and demand payment of the value of their shares pursuant to the General Corporation Law of the State of Nevada and as a result payment therefore is made, such holders to have only the rights provided by such law.

(c)	Surrender and Exchange of Inform Media Group Common Stock. Subject to
the provisions of Section 2.1(a) and 2.1(d), after the Effective Time, each holder of an outstanding certificate or certificates ("Old Certificates") theretofore representing shares of Inform Media Group Common Stock, upon surrender thereof to American Stock Transfer, Inc. ("Exchange Agent"), at 59 Maiden Lane, New York, NY 10038, shall be entitled to receive in exchange therefore a certificate or certificates ("New Certificates"), which Tantivy agrees to make available to the Exchange Agent as soon as practicable after the Effective Time, representing the number of whole shares of Tantivy Common Stock rounded up to the nearest whole share into and for which the shares of Inform Media Group Common Stock theretofore represented by such surrendered Old Certificates have been converted. No certificates or scrip for fractional shares of Tantivy Common Stock will be issued, no Tantivy stock split or dividend shall relate to any fractional share interest, and no such fractional share interest shall entitle the owner thereof to vote or to any rights of a shareholder of Tantivy.

(d)	Endorsement of Shares of Inform Media Group Common Stock. The Old
Certificates to be surrendered by the holders of Inform Media Group Common Stock shall be properly endorsed and otherwise in proper form for transfer in accordance with the share exchange instructions provided to the holders of such securities.

(e)	Stock Transfers.  As of the Effective Time, no transfer of the shares of Inform Media Group Common Stock outstanding prior to the Effective Time shall be made on the stock transfer book of the Surviving Corporation. If, after the Effective Time, Old Certificates are presented to the Surviving Corporation, they shall be exchanged pursuant to Section 2.1 (c).

2.2	Nonassumption or Nonrecognition of Inform Media Group Options:  On and
after the Effective Time, Tantivy shall neither assume nor recognize any stock options outstanding with respect to Inform Media Group Common Stock. It is the intention of Inform Media Group to cause all outstanding stock options to be cancelled or exercised prior to the Effective Time.

2.3	Capital Stock of Tantivy.  All issued shares of Tantivy Common Stock outstanding prior to the Effective Time shall continue unchanged as securities of the Surviving Corporation.


SECTION 3. STOCKHOLDER APPROVALS; BOARDS OF DIRECTORS' RECOMMENDATIONS; FILING; EFFECTIVE TIME

3.1 	Stockholder Approvals; Boards of Directors' Recommendations:  Meetings
of the stockholders of Inform Media Group and Tantivy shall be held in accordance with the General Corporation Law of the State of Nevada, in accordance with any and all applicable federal laws or regulations or SEC provisions, respectively, as promptly as possible, after at least 20 days' prior written notice thereof to the stockholders of the respective Constituent Corporations, in each case, among other things, to consider and vote upon the adoption and approval of this Agreement, the Merger and the other transactions, if any, contemplated hereby. In the event that either party hereto is able to obtain the written consent of the owners of a majority of its outstanding shares of capital stock in favor of the Merger, then no notice of a stockholders' meeting need be given to such party's stockholders and no proxies need to be solicited from such stockholders to accomplish the Merger. Subject to its fiduciary duty to its stockholders, the Board of Directors of Tantivy shall recommend to its stockholders that this Agreement, the Merger and the other transactions contemplated hereby, if any, be adopted and approved. Subject to its fiduciary duties to its stockholders, the Board of Directors of Inform Media Group shall recommend to its stockholders that this Agreement, the Merger and the other transactions contemplated hereby, if any, be adopted and approved.

3.2	Filing; Effective Time:  As soon as practicable after the adoption and approval of this Agreement, the Merger and the other transactions contemplated hereby, if any, by the respective stockholders of each of the Constituent Corporations (unless one or more of the conditions contained in Sections 7 and 8 have not then been fulfilled or waived, then as soon as practicable after the fulfillment or waiver of all such conditions), an appropriate certificate of merger in the form required by Nevada law shall be executed and filed in the office of the Secretary of State of the State of Nevada, at which time the Merger shall become effective ("Effective Time"). The parties intend the Effective Time to take place no later than 5:00 p.m., Pacific Standard Time, on July 31, 2002.


SECTION 4.     CERTAIN EFFECTS OF THE MERGER

4.1	Effects of Merger:  When the Merger becomes effective, the separate existence of Inform Media Group shall cease, Inform Media Group shall be merged into Tantivy, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature, and shall be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively as possible the property of the Surviving Corporation as they were of the several and respective Constituent Corporations; and the title to any real estate vested by deed or otherwise, under the laws of any jurisdiction, in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.


SECTION 5.     COVENANTS

5.1 	Covenants of Inform Media Group:  Inform Media Group agrees that, unless
Tantivy otherwise agrees in writing:

(a)	Certificate of Incorporation and Bylaws.  Until the earlier of the
Effective Time or the rightful abandonment or termination of the Merger pursuant to Sections 7 or 8 or otherwise ("Release Time"), no amendment will be made in the certificate of incorporation or bylaws of Inform Media Group;

(b)	Dividends and Purchases of Stock.  Until the Release Time, no dividend or liquidating or other distribution or stock split shall be authorized, declared, paid or effected by Inform Media Group in respect of the outstanding shares of Inform Media Group Common Stock.

(c)	Borrowing of Money.  Until the Release Time, Inform Media Group shall not borrow money, guarantee the borrowing of money, engage in any transaction or enter into any material agreement, except in the ordinary course of business.

(d)	Access.  Until the Release Time, Inform Media Group will afford the officers, directors, employees, counsel, agents, investment bankers accountants and other representatives of Tantivy free and full access to the plants, premises, properties, books and records of Inform Media Group, will permit them to make extracts from and copies of such books and records, and will from time to time furnish Tantivy with such additional financial and operating data and other information as to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of Inform Media Group as Tantivy from time to time may request.

(e)	Conduct of Business.  Until the Release Time, Inform Media Group shall conduct its affairs so that at the Effective Time no representation or warranty of Inform Media Group will be inaccurate, no covenant or agreement of Inform Media Group will be breached, and no condition of this Agreement will remain unfulfilled by reason of the actions or omissions of Inform Media Group. Except as otherwise requested by Tantivy in writing, until the Release Time, Inform Media Group will use its best efforts to preserve the business operations of Inform Media Group intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements and understandings of Inform Media Group, and to preserve the good will of its suppliers, customers and others having business relations with any of them. Until the Release Time, Inform Media Group will conduct its business and operations in all respects only in the ordinary course.

(f)	Advice of Changes. Until the Release Time, Inform Media Group will immediately advise Tantivy in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or the Inform Media Group Disclosure Letter (as defined in
Section 6.1 (a)), which (if existing and known at any time prior to or at the Effective Time) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Effective Time) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

(g)	Confidentiality.  Inform Media Group shall ensure that all confidential information which Inform Media Group or any of its respective officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operation, business, properties, assets, liabilities or future prospects of Tantivy, any Tantivy affiliate, or any customer or supplier of Tantivy or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except pending the Effective Time in the business and for the benefit of Inform Media Group, in each case without the prior written consent of Tantivy; provided, however, that the restrictions of this sentence shall not apply (i) after the Merger is rightfully abandoned or terminated pursuant to Section 7 or 8 or otherwise, but only to the extent such confidential information relates to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of Inform Media Group, of any affiliate of any of them, or (insofar as such confidential information was obtained directly by Inform Media Group or any such affiliate from any customer or supplier of any of them) of any such customer or supplier,
(ii) as may otherwise be required by law, (iii) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (iv) to the extent the information shall have otherwise become publicly available. Inform Media Group shall, and shall cause all other such persons and entities to, deliver to Tantivy all tangible evidence of the confidential information to which the restrictions of the foregoing sentence apply immediately after the rightful abandonment or termination of the Merger pursuant to Section 7 or 8 or otherwise.

(h)	Public Statements.  Before Inform Media Group releases any information concerning this Agreement, the Merger, or any of the other transaction contemplated by this Agreement which is intended for or may result in public dissemination thereof, Inform Media Group shall cooperate with Tantivy, shall furnish drafts of all documents or proposed oral statements to Tantivy for comments, and shall not release any such information without the written consent of Tantivy. Nothing contained herein shall prevent Inform Media Group from releasing any information if required to do so by law.

(i)	Indemnification.  Inform Media Group agrees to indemnify and hold harmless Tantivy and its officers, directors, managers, employees, agents and counsel, against any and all losses, liabilities (including personal liabilities of certain executives and directors), claims, damages, and expenses whatsoever (which shall include, for all purposes of this Section 5.1(j), but not be limited to, counsel fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred and whether or not involving a third party arising out of, based upon, or in connection with (i) an untrue statement or alleged untrue statement of a material fact contained in
this      Agreement or any other  document  relating to this  Agreement  and the
Merger contemplated thereby, and (ii) any liability under state or Federal securities laws resulting from any omission or alleged omission to state a material fact required to be stated in this Agreement or any other document required hereunder, provided in each case that such untrue statement, alleged untrue statement, omission, or alleged omission relates to information furnished by or on behalf of, or pertaining to, Inform Media Group or any Inform Media Group security holder or (ii) any breach of any representation, warranty, covenant or agreement of Inform Media Group contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability Inform Media Group may otherwise have, including liabilities arising under this Agreement.

5.2 	Covenants of Tantivy:  Tantivy agrees that, unless Inform Media Group otherwise agrees in writing:

(a)	Articles of Incorporation and Bylaws.  Until the earlier of the
Effective Time or the rightful abandonment or termination of the Merger pursuant to Section 7 or 8 or otherwise ("Release Time"), no amendment will be made in the articles of incorporation or bylaws of Tantivy.

(b)	Shares and Options. Until the Release Time, no shares of capital stock of Tantivy, options or warrants for such shares, rights to subscribe to or purchase such shares, or securities convertible into or exchangeable for such shares, shall be issued, granted or sold by Tantivy, otherwise than as may be required upon the exercise of Tantivy stock options.

(c)	Dividends and Purchases of Stock.  Until the Release Time, no dividend or stock split shall be authorized, declared, paid or affected by Tantivy in respect of the outstanding shares of Tantivy Common Stock except for a 1-5 reverse stock split to be effectuated by Tantivy prior to or at the consummation of this merger.

(d)	Borrowing of Money.  Until the Release Time, Tantivy shall not borrow money, guarantee the borrowing of money, engage in any transaction or enter into any material agreement, except in the ordinary course of business.

(e)	Access.  Until the Release Time, Tantivy will afford the officers, directors, employees, counsel, agents, investment bankers accountants and other representatives of Inform Media Group free and full access to the plants, premises, properties, books and records of Tantivy and the Tantivy Subsidiaries, will permit them to make extracts from and copies of such books and records, and will from time to time furnish Inform Media Group with such additional financial and operating data and other information as to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of Tantivy and the Tantivy Subsidiaries as Inform Media Group from time to time may request.

(f)	Conduct of Business.  Until the Release Time, Tantivy shall conduct its affairs so that at the Effective Time no representation or warranty of Tantivy will be inaccurate, no covenant or agreement of Tantivy will be breached, and no condition of this Agreement will remain unfulfilled by reason of the actions or omissions of Tantivy. Except as otherwise requested by Inform Media Group in writing, until the Release Time, Tantivy will use its best efforts to preserve the business operations of Tantivy intact, to keep available the services of its present personnel, to preserve in full force and effect the contracts, agreements, instruments, leases, licenses, arrangements and understandings of Tantivy, and to preserve the good will of its suppliers, customers and others having business relations with any of them. Until the Release Time, Tantivy will conduct its business and operations in all respects only in the ordinary course.

(g)	Advice of Changes.  Until the Release Time, Tantivy will immediately advise Inform Media Group in a detailed written notice of any fact or occurrence or any pending or threatened occurrence of which it obtains knowledge and which (if existing and known at the date of the execution of this Agreement) would have been required to be set forth or disclosed in or pursuant to this Agreement or the Tantivy Disclosure Letter [as defined in Section 6.02 (a)], which (if existing and known at any time prior to or at the Effective Time) would make the performance by any party of a covenant contained in this Agreement impossible or make such performance materially more difficult than in the absence of such fact or occurrence, or which (if existing and known at the time of the Effective Time) would cause a condition to any party's obligations under this Agreement not to be fully satisfied.

(h)	Confidentiality.  Tantivy shall ensure that all confidential information which Tantivy or any of its officers, directors, employees, counsel, agents, investment bankers, or accountants may now possess or may hereafter create or obtain relating to the financial condition, results of operation, business, properties, assets, liabilities or future prospects of Inform Media Group, any Inform Media Group affiliate, or any customer or supplier of Inform Media Group or any such affiliate shall not be published, disclosed, or made accessible by any of them to any other person or entity at any time or used by any of them except pending the Effective Time in the business and for the benefit of Tantivy , in each case without the prior written consent of Inform Media Group; provided, however, that the restrictions of this sentence shall not apply (i) after the Merger is rightfully abandoned or terminated pursuant to Section 7 or 8 or otherwise, but only to the extent such confidential information relates to the financial condition, results of operations, business, properties, assets, liabilities or future prospects of Tantivy or of any of its affiliates, or (insofar as such confidential information was obtained directly by Tantivy, any Tantivy Subsidiary, or any such affiliate from any customer or supplier of any of them) of any such customer or supplier, (ii) as may otherwise be required by law, (iii) as may be necessary or appropriate in connection with the enforcement of this Agreement, or (iv) to the extent the information shall have otherwise become publicly available. Tantivy shall, and shall cause all other such persons and entities to, deliver to Inform Media Group all tangible evidence of the confidential information to which the restrictions of the foregoing sentence apply immediately after the rightful abandonment or termination of the Merger pursuant to Section 7 or 8 or otherwise.

(i)	Public Statements.  Before Tantivy releases any information concerning this Agreement, the Merger, or any of the other transactions contemplated by this Agreement which is intended for or may result in public dissemination thereof, Tantivy shall cooperate with Inform Media Group, shall furnish drafts of all documents or proposed oral statements to Inform Media Group for comments,
and shall not release any such information without the       written consent of
Inform Media Group. Nothing contained herein shall prevent Tantivy from releasing any information if required to do so by law.

(j)	Indemnification.  Tantivy agrees to indemnify and hold harmless Inform
Media Group and its officers, directors, managers, employees, agents and counsel, against any and all losses, liabilities, claims, damages, and expenses whatsoever (which shall include, for all purposes of this Section 5.3(j), but not be limited to, counsel fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) as and when incurred and whether or not involving a third party arising out of, based upon, or in connection with (i) untrue statement or alleged untrue statement of a material fact contained in this Agreement or in any other document relating to this Agreement and the Merger contemplated thereby, and (ii) any liability under state or Federal securities laws resulting from any omission or alleged omission to state a material fact required to be stated this Agreement or any other document required hereunder, provided in each case that such untrue statement, alleged untrue statement, omission, or alleged omission relates to information furnished by or on behalf of, or pertaining to, Tantivy, any Tantivy Subsidiary, or any Tantivy security holder or (ii) any breach of any representation, warranty, covenant or agreement of Tantivy contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability Tantivy may otherwise have, including liabilities arising under this Agreement.




SECTION 6.     REPRESENTATIONS AND WARRANTIES

6.1	Certain Representations and Warranties of Inform Media Group: Inform
Media Group represents and warrants to Tantivy as follows:

(a)	Disclosure Letter.  Section A of a letter ("Inform Media Group
Disclosure Letter") sets forth as to Inform Media Group its place of incorporation, principal place of business, jurisdictions in which it is qualified to do business, and the business which it presently conducts and which it contemplates conducting; its authorized capitalization, its shares of capital stock outstanding and the record and beneficial owner of those shares. Inform Media Group is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to carry on the business in which it is now engaged and the business in which it contemplates engaging. Inform Media Group is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.

(b)	Capitalization.  The authorized capital stock of Inform Media Group consists of _______________ shares of Inform Media Group Common Stock, zero par values, of which 15,000,000 shares are outstanding. Each of such outstanding shares of Inform Media Group Common Stock is validly authorized, validly issued, fully paid and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders, and is owned of record and beneficially by the following persons in the case of Inform Media Group in accordance with the following table:

	           SEE Exhibit "A"

in each case free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of Inform Media Group or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of Inform Media Group. There is outstanding no security or other instrument convertible into or exchangeable for capital stock of Inform Media Group.

(c) Financial Condition. Inform Media Group has delivered to Tantivy true and correct copies of its unaudited financial statements (profit and loss statement and a balance sheet). Such financial statements are true and correct. Since the preparation of such statements:

(i)	There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Inform Media Group.

(ii)	Inform Media Group has not authorized, declared, paid or affected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase or other acquisition of any stock of Inform Media Group.

(d) Tax and Other Liabilities. Inform Media Group has no liability of any nature, accrued or contingent, including without limitation liabilities for federal, state, local or foreign taxes ("Taxes") and liabilities to customers or suppliers, except those reflected in the financial statements provided by Inform Media Group to Tantivy. Inform Media Group has filed all federal, state and local tax returns required to be filed by it, and all such tax returns are true and correct and all taxes due by Inform Media Group have been paid.

(e) Litigation and Claims. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened or in prospect known to Inform Media Group, with respect to Inform Media Group or any of its businesses, properties or assets.

(f) Properties. Inform Media Group has good and marketable title to all properties and assets used in its business or owned by it, free and clear of all liens, security interests, mortgages, pledges, charges and encumbrances (except as set forth in Section D of the Inform Media Group Disclosure Letter).

(g) Retirement Plans. Inform Media Group has no pension, profit sharing or other incentive plans or any outstanding bonuses, incentive compensation, vacations, severance pay, insurance or other benefits, except as set forth in Section E of the Inform Media Group Disclosure Letter.

 (h) Authority to Merge. Inform Media Group has all requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of Inform Media Group have been taken to authorize the execution, delivery and performance of this Agreement by Inform Media Group, other than approval of the holders of Inform Media Group Common Stock. This Agreement has been duly authorized, executed and delivered by Inform Media Group, constitutes the legal, valid and binding obligation of Inform Media Group, and is enforceable as to it in accordance with its terms. Except as set forth elsewhere herein, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is required by Inform Media Group for the execution, delivery or performance of this Agreement by Inform Media Group. No consent of any party to any contract, agreement, instrument, lease, arrangement or understanding to which Inform Media Group is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement (except for the consents referred to in Section D of the Inform Media Group Disclosure Letter). At the Effective Time, the Surviving Corporation will acquire all right, title and interest of Inform Media Group in and to all of its properties and assets, free and clear of all liens, mortgages, security interests, pledges, charges and encumbrances (except those listed in Section D of the Inform Media Group Disclosure Letter).

6.2 	Certain Representations and Warranties of Tantivy:  Tantivy represents and warrants to Inform Media Group as follows:

(a)	Disclosure Letter.  Section A of a letter ("Tantivy Disclosure Letter")
sets forth as to Tantivy its place of incorporation, principal place of business, jurisdictions in which it is qualified to do business, and the business which it presently conducts and which it contemplates conducting; its authorized capitalization, its shares of capital stock outstanding and the record and beneficial owner of those shares as of a date not more than thirty
(30) days preceding the Effective Time. Tantivy is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates and permits of and from, and declarations and filings with, all federal, state, local and other governmental authorities and all courts and other tribunals, to own, lease, license and use its properties and assets and to carry on the business in which it is now engaged and the business in which it contemplates engaging. Tantivy is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary.

(b)	Capitalization.  The authorized capital stock of Tantivy consists of
200,000,000 shares of Tantivy Common Stock, and 20,000,000 shares of Preferred Stock, $0.001 par value, of which approximately 6,061,000 shares of Common Stock and zero shares of Preferred Stock are outstanding. Each of such outstanding shares of Tantivy Common Stock is validly authorized, validly issued, fully paid and nonassessable, has not been issued and is not owned or held in violation of any preemptive right of stockholders. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of Tantivy or any security or other instrument convertible into, exercisable for, or exchangeable for capital stock of Tantivy except as disclosed in Exhibit B attached hereto and by this reference incorporated herein. There is outstanding no security or other instrument convertible into or exchangeable for capital stock of Tantivy.

(c)	Financial Condition.  Tantivy has delivered to Inform Media Group true and correct copies of its audited and unaudited financial statements (profit and loss statement and a balance sheet). Such financial statements are true and correct. Since the preparation of the aforementioned financial statements: (i) There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of Tantivy; (ii) Tantivy has not authorized, declared, paid or effected any dividend or liquidating or other distribution in respect of its capital stock or any direct or indirect redemption, purchase or other acquisition of any stock of Tantivy.

(d)	Tax and Other Liabilities.  Tantivy has no liability of any nature, accrued or contingent, including without limitation liabilities for federal, state, local or foreign taxes ("Taxes") and liabilities to customers or suppliers, except those reflected in the financial statements provided by Tantivy to Inform Media Group.

(e)	Litigation and Claims. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened or in prospect known to Tantivy, with respect to Tantivy or any of its businesses, properties or assets, other than those proceedings previously disclosed to Inform Media Group.

(f)	Properties.  Tantivy has good and marketable title to all properties and assets used in its business or owned by it, free and clear of all liens, security interests, mortgages, pledges, charges and encumbrances (except as set forth in Section D of the Tantivy Disclosure Letter).

(g)	Authority to Merge.  Tantivy has all requisite power and authority to execute, deliver and perform this Agreement. All necessary corporate proceedings of Tantivy have been taken to authorize the execution, delivery and performance of this Agreement by Tantivy, other than approval of the holders of Tantivy Common Stock. This Agreement has been duly authorized, executed and delivered by Tantivy, constitutes the legal, valid and binding obligation of Tantivy, and is enforceable as to it in accordance with its terms. Except as set forth elsewhere herein, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local or other governmental authority or any court or other tribunal is
required by Tantivy for the   execution, delivery or performance of this
Agreement by Tantivy. No consent of any party to any contract, agreement, instrument, lease, arrangement or understanding to which Tantivy is a party, or to which any of its properties or assets are subject, is required for the execution, delivery or performance of this Agreement (except for the consents referred to in Section D of the Tantivy Disclosure Letter).

SECTION 7.     ABANDONMENT AND TERMINATION

7.1 	Right of Tantivy to Abandon:  Tantivy's Board of Directors shall have the right to abandon or terminate the Merger if any of the following shall not be true or shall not have occurred, as the case may be, prior to the Effective
Time:

(a)	Accuracy of Representations and Compliance with Conditions: All representations and warranties of Inform Media Group contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Effective Time as though such representations and warranties were then made in exactly the same language by Inform Media Group and regardless of knowledge or lack thereof on the part of Inform Media Group or changes beyond their control; as of the Effective Time, Inform Media Group shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by them at or before the Effective Time of this Agreement; and Tantivy shall have received a certificate executed by the chief executive officer and the chief financial officer of Inform Media Group dated the Effective Time to that effect.

(b)	Other Closing Documents: Inform Media Group shall have delivered to
Tantivy at or prior to the Effective Time such other documents as Tantivy may reasonably request in order to enable Tantivy to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

(c)	Legal Action: There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

7.2 	Right of Inform Media Group to Abandon:  The Board of Directors of
Inform Media Group shall have the right to abandon or terminate the Merger if any of the following shall not be true or shall not have occurred, as the case may be, prior to the Effective Time:

(a)	Accuracy of Representations and Compliance with Conditions.  All representations and warranties of Tantivy contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Effective Time as though such representations and warranties were then made in exactly the same language by Tantivy and regardless of knowledge or lack thereof on the part of Tantivy or changes beyond their control; as of the Effective Time, Tantivy shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by them at or before the Effective Time of this Agreement; and Inform Media Group shall have received a certificate executed by the chief executive officer and the chief financial officer of the Tantivy dated the Effective Time to that effect.

(b)	Other Closing Documents.  Tantivy shall have delivered to Inform Media
Group at or prior to the Effective Time such other documents as Inform Media Group may reasonably request in order to enable Inform Media Group to determine whether the conditions to its obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

(c)	Legal Action.  There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.


SECTION 8.     ADDITIONAL TERMS OF ABANDONMENT

8.1 	Mandatory Abandonment:  The Merger shall be abandoned or terminated if the holders of at least the requisite majority of the shares of any of the Constituent Corporations, as required by applicable state laws, shall not have voted in favor of the adoption and approval of this Agreement, the Merger and the other transactions contemplated hereby.

8.2 	Optional Abandonment:  In addition to the provisions of Section 7, the
Merger may be abandoned or terminated at or before the Effective Time, notwithstanding the adoption and approval of this Agreement, the Merger and the other transactions contemplated hereby by the stockholders of the parties hereto:

(a)	by mutual agreement of the Boards of Directors of the Constituent
Corporations; or

(b)	At the option of any of the respective Boards of Directors of the
Constituent Corporations, if the Effective Time shall not have occurred on or before July 31, 2002;

8.3 	Effect of Abandonment:  If the Merger is rightfully abandoned or terminated as provided in Section 7 or this Section 8:

(a)	this Agreement shall forthwith become wholly void and of no effect without liability on the part of either party to this Agreement or on the part of any officer, director, controlling person, employee, counsel, agent or shareholder thereof; and

(b)	the Constituent Corporations shall each pay and bear its own fees and expenses incident to the negotiation, preparation and execution of this Agreement and its respective meetings of stockholders, including fees and expenses of its counsel, accountants, investment banking firm and other experts.

SECTION 9.     GENERAL PROVISIONS

9.1	Further Actions:  At any time and from time to time, each party agrees, at its expense, to take such actions and to execute and deliver such documents
as may be     reasonably necessary to effectuate the purposes of this Agreement.

9.2	Amendments:  This Agreement sets forth the entire understanding of the
parties with   respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. This Agreement may be amended prior to the Effective Time (notwithstanding stockholder adoption and approval) by a written instrument executed by the Constituent Corporations with the approval of their respective Boards of Directors.

9.3	Notices:  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express or similar overnight delivery or courier service or delivered in person against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement. Notices hereunder shall be deemed delivered only upon actual delivery against a signed receipt.

9.4	Waiver:  Any waiver by any party of a breach of any provision of this
Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. Any waiver must be in writing and be authorized by a resolution of the Board of Directors of the waiving party.

9.5	Binding Effect:  The provisions of this Agreement shall be binding upon and inure to the benefit of the Constituent Corporations and their respective successors and assigns and shall inure to the benefit of each indemnity.

9.6	Separability:  If any provision of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

9.7	Headings:  The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

9.8	Counterparts; Governing Law:  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

IN WITNESS WHEREOF, this Agreement has been approved by resolutions duly adopted by the Board of Directors of each of the Constituent Corporations and has been signed by duly authorized officers of each of the Constituent Corporations, and each of the Constituent Corporations has caused its corporate seal to be hereunto affixed and attested by the signature of its Secretary or Assistant Secretary, all as of the date first above written.


THE TANTIVY GROUP, INC.



John C. Flanders, Jr.
Chairman and Chief Executive Officer


INFORM MEDIA GROUP, INC.



Robert Klemenchuk
President



EXHIBIT "A"
INFORM MEDIA GROUP COMMON SHAREHOLDERS

Name							Number of shares owned
Robert Klemenchuk					1,000,000
Anthony Klemenchuk					   585,000
Fern Klemenchuk					   	   525,000
Pan Star Capital Corp.					   740,000
Jeffery Cooks						   250,000
Tammy Hall						   200,000
Tom Rothoeler					   	   250,000
James Rothoeler 					   250,000
Amy Kristensen 				                   150,000
Tina Lee 						    25,000
Joel Sison 					            25,000
Owen Prior 					            25,000
Shellene Schaus 					    25,000
Linda Noble 					            25,000
Julie May-Frederick 				           100,000
Robert Barton 						   400,000
R.B. Source 					           355,000
Karen Zeidel 						   620,000
Kevin Leung 						    50,000
Ivan Tung 						    25,000
O'Neil Warner 					            25,000
Bruno Benedet, Jr. 				           350,000
B. Benedet Holdings, Inc.				   250,000
Anglo Pacific Marine 					   760,000
Novara, Inc. 					           770,000
Eastway Finance, Inc.					   770,000
Nasa Consultants, Ltd. 				           750,000
Courtney Klein 					            35,000
Rene Hosek 						    25,000
Lloyd Gall 						    10,000
Bob Warkentin 					            10,000
Jim Macfarlane 					            25,000
Jennifer Allen 						    10,000
Keith Campbell 					            50,000
Arthur Viola 						    50,000
John C. Flanders, Sr. 					    50,000
E-Rack and Supply Co.				            50,000
Croft Tyler 						    25,000
Robyn Byrne 						    10,000
Stephan Eschmann 					   655,000
Del Ray Exploration, Inc. 				   775,000
Flagstar Holdings, Inc.                                    745,000
Roy Gerbert 						   125,000
Dan Tataryn 						    30,000
Sidney Tucker 					            25,000
Tracy Lee 						    20,000
Shelley Ruskowsky 					    75,000
Roger Janssen 					           750,000
Diane Black 						   750,000
Dynasty Consulting, Inc.                                   750,000
Jeffery Messinger					   650,000


SCHEDULE 2

Securities convertible to Capital Stock
(Subsequent to 1-5 Reverse Stock Split)



Outstanding warrants

4	A Vaccaro Jr.					200	$5.00
5	A Vaccaro Sr.					200	$5.00
6	D. Jones					300    $19.00
109	D. Jones					300     $5.00

Total								1,000


Outstanding Options

John C. Flanders Jr.    				10,000  $8.00
Scott M. Manson						10,000	$8.00
John C. Flanders Sr.					10,000  $8.00
Arthur Viola						500	$8.00

							       30,500








EXHIBIT 20.1
CHAPTER 92A - MERGERS, CONVERSIONS, EXCHANGES
AND DOMESTICATIONS


RIGHTS OF DISSENTING OWNERS


      NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
      (Added to NRS by 1995, 2086)

      NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
      (Added to NRS by 1995, 2087)

      NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
      (Added to NRS by 1995, 2087; A 1999, 1631)

      NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
      (Added to NRS by 1995, 2087)

      NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
      (Added to NRS by 1995, 2087)

      NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
      (Added to NRS by 1995, 2087)

      NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
      (Added to NRS by 1995, 2087)


      NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
      (Added to NRS by 1995, 2088)

      NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity. (Added to NRS by 1995, 2088)

      NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
      1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
      2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
      (Added to NRS by 1995, 2088)

      NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
      1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
      (a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:
             (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or
             (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
      (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.
      (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
      2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
      (Added to NRS by 1995, 2087; A 2001, 1414, 3199)

      NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
      1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
      (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
             (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
                   (I) The surviving or acquiring entity; or
                   (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or
             (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
      2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130. (Added to NRS by 1995, 2088)

      NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
      1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
      2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
      (Added to NRS by 1995, 2089)

      NRS 92A.410 Notification of stockholders regarding right of dissent.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
      2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730)

      NRS 92A.420 Prerequisites to demand for payment for shares.
      1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
      (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
      (b) Must not vote his shares in favor of the proposed action.
      2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
      (Added to NRS by 1995, 2089; 1999, 1631)

      NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.
      1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.
      2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
      (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
      (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
      (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
      (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
      (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2089)

      NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
      1.  A stockholder to whom a dissenter's notice is sent must:
      (a) Demand payment;
      (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
      (c) Deposit his certificates, if any, in accordance with the terms of the notice.
      2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
      3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter. (Added to NRS by 1995, 2090; A 1997, 730)

      NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
      1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
      2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
      (Added to NRS by 1995, 2090)
      NRS 92A.460 Payment for shares: General requirements.
      1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
      (a) Of the county where the corporation's registered office is located; or
      (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
      2.  The payment must be accompanied by:
      (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
      (b) A statement of the subject corporation's estimate of the fair value of the shares;
      (c) An explanation of how the interest was calculated;
      (d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and
      (e) A copy of NRS 92A.300 to 92A.500, inclusive.
      (Added to NRS by 1995, 2090)

      NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.
      1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
      2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
      (Added to NRS by 1995, 2091)

      NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.
      1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
      2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
      (Added to NRS by 1995, 2091)

      NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
      1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
      2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
      3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
      4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
      5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
      (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
      (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
      (Added to NRS by 1995, 2091)

      NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
      1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
      2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
      (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
      (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
      3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
      4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
      5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
      (Added to NRS by 1995, 2092)